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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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     We consent to the incorporation by reference in the registration statement on Form S-8 of Nerox Energy Corporation of our report dated January 30, 1998 on our audit of the consolidated financial statements of Nerox Energy Corporation as of and for the year ended December 31, 1997, which report is included in the Annual Report on Form 10-K.

Date: April 2, 1998                        Hurley & Company

                                     By:   /s/ MICHAEL B. HURLEY, CPA
                                           --------------------------
                                           Michael B. Hurley, CPA
                                           President